UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 17, 2008

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue
	Chicago, Illinois	60601
(Address of principal executive offices) (Zip Code)

(312) 346-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.                                          Results of Operations and Financial Condition.

On April 17, 2008, Smurfit-Stone Container Corporation (the “Company”) issued a press release relating to its reporting of lower results for the first quarter ended March 31, 2008 and announcing that it has entered into a letter of intent to acquire a controlling interest in Calpine Corrugated LLC (“Calpine”).  The Company is the primary containerboard supplier to Calpine, which has experienced start-up losses since it began operations in 2006.  The Company will record a $0.05 per share charge in the first quarter of 2008 to reserve for amounts due from Calpine.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of Smurfit-Stone Container Corporation dated April 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 17, 2008

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary and General Counsel